SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2004

IMAGE SENSING SYSTEMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-26056	41-1519168
(Commission File Number)	(IRS Employer Identification No.)

500 Spruce Tree Centre, 1600 University Avenue, St. Paul, Minnesota 55104
(Address of Principal Executive Offices, Including Zip Code)

(651) 603-7700
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

        (c)  The following exhibit is being “furnished” in accordance with Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

        99.1   Press Release, dated April 21, 2004, of Image Sensing Systems, Inc.

Item 12.  Results of Operations and Financial Condition.

        The following information is being “furnished” in accordance with Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing:

On April 21, 2004, Image Sensing Systems, Inc. issued a press release to report the Company’s results of operations and financial condition for the completed fiscal quarter ended March 31, 2004. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE SENSING SYSTEMS, INC.
By: /s/ James Murdakes
James Murdakes Chief Executive Officer

Dated: April 21, 2004.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 21, 2004, of Image Sensing Systems, Inc.